UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2015

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As described in Item 5.07 below, at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of SPX Corporation (the “Company”) held on May 8, 2015, the Company’s stockholders voted to approve the amendment and restatement of the Company’s 2002 Stock Compensation Plan (the “2002 Plan”).  The amendment and restatement of the 2002 Plan, upon such approval, became effective as of May 8, 2015.

The purpose of the 2002 Plan is to compensate and retain our employees and to align interests of our employees with those of our stockholders.  Under the 2002 Plan, up to 6,150,000 shares of Company common stock may be granted, subject to adjustment as set forth under the 2002 Plan.  Awards may be granted under the 2002 Plan until May 8, 2025, the tenth anniversary of the 2002 Plan’s effective date, unless terminated earlier in accordance with the terms of the 2002 Plan.

Additional details regarding the 2002 Plan are contained in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 26, 2015 (the “2015 Proxy Statement”) under the heading “Proposal No. 3 Amendment and Restatement of 2002 Stock Compensation Plan.”  The above description of the 2002 Plan is not complete and is qualified in its entirety by reference to the full text of the 2002 Plan, which is appended to the 2015 Proxy Statement as Appendix A and incorporated by reference herein.

ITEM 5.07.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting on May 8, 2015.  The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1:  Election of Directors

Director	Term Expiring	For	Against	Abstain	Broker Non- votes
Christopher J. Kearney	2018	32,914,133	1,602,324	315,252	2,623,799
Robert F. Hull, Jr.	2018	34,068,458	591,277	171,974	2,623,799
Anne K. Altman	2018	34,426,362	221,012	184,335	2,623,799

As a result, each of the directors was elected for a term expiring in 2018.

Proposal 2:  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-votes
16,126,563	18,469,817	235,329	2,623,799

A majority of votes cast in the advisory vote were against approval of the compensation of the Company’s named executive officers.

Proposal 3: Amendment and Restatement of the 2002 Stock Compensation Plan

For	Against	Abstain	Broker Non-votes
30,307,389	4,279,153	245,167	2,623,799

As a result, the Amendment and Restatement of the 2002 Stock Compensation Plan was approved.

Proposal 4:  Amendment of the Company’s Certificate of Incorporation to Reduce Par Value

For	Against	Abstain
36,871,265	314,504	269,739

As a result, the Amendment of the Company’s Certificate of Incorporation was approved.

Proposal 5:  Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2015

For	Against	Abstain
36,894,212	338,996	222,300

As a result, the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2015 was ratified.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
Number	Description

99.1

SPX Corporation 2002 Stock Compensation Plan (As Amended and Restated effective May 8, 2015). Incorporated herein by reference to Appendix A of our definitive proxy statement for our 2015 Annual Meeting of Stockholders, filed March 26, 2015 (file no. 1-6948).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: May 13, 2015	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1

SPX Corporation 2002 Stock Compensation Plan (As Amended and Restated effective May 8, 2015). Incorporated herein by reference to Appendix A of our definitive proxy statement for our 2015 Annual Meeting of Stockholders, filed March 26, 2015 (file no. 1-6948).